SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 20, 1999

                         Blue Ridge Real Estate Company
                             Big Boulder Corporation
             (Exact name of registrant as specified in its charter)



                     0-28-44 (Blue Ridge)               24-0854 342 (Blue Ridge)
Pennsylvania         0-28-43 (Big Boulder)              24-0822326 (Big Boulder
(State of other    (Commission File Number) (IRS Employer Identification Number)
jurisdiction
of incorporation)

P. O. Box 707, Blakeslee, Pennsylvania                          18610-0707
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (570) 443-8433

Not applicable
  (Former name or former address, if changed since last report)


Under a Security Combination Agreement between Blue Ridge Real Estate Company ("Blue Ridge") and Big Boulder Corporation ("Big Boulder") (referred to as the "Corporations") and under the by-laws of the Corporations, shares of the Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations. Shares of either of the Corporations may be transferred only together with an equal number of shares of the other Corporation. For this reason, a combined Blue Ridge/Big Boulder Form 8-K is being filed. Except as otherwise indicated, all information applies to both Corporations.

Item 4.           Changes in Registrant's Certifying Accountants.

     Effective July 20, 1999 the Registrant dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accountants. The action was recommended and approved by the audit committee of the Registrant subject to ratification by the Registrant's board of directors. Ratification by the board of directors is expected at its October 6, 1999 meeting.

     PwC's reports on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the most recent two fiscal years and the subsequent interim periods preceding July 20, 1999, there were no disagreements between the Registrant and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the financial statements.

     The Registrant has provided a copy of this disclosure to PwC in compliance with the provisions of Item 304 (a) (3) of Regulation S-K.

     The Registrant engaged Parente, Randolph, Orlando, Carey & Associates ("PROC") to act as its independent accountants. The action was recommended and approved by the audit committee of the Registrant. The Registrant did not consult with PROC regarding any issues required to be disclosed under Rule 304
(a) (2) of Regulation S-K during the Registrant's most recent two fiscal years or during any subsequent interim period.

     Exhibit 16.1 Letter from PricewaterhouseCoopers to Securities and Exchange Commission.

                                                     Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Corporations has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Blue Ridge Real Estate Company


Date: October 7,  1999                      By:  /s/  Gary A. Smith
      -------------------                  ---------------------------
                                                   Gary A. Smith
                                                   President

                                            Big Boulder Corporation


Date: October 7,  1999                      By:  /s/  Gary A. Smith
      -------------------                  ---------------------------
                                                  Gary A. Smith
                                                  President

Exhibit 16.1


                               Accountants Letter


September 30, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioners:

We have read the statements made by Blue Ridge Real Estate Company and Big Boulder Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Companies' Form 8-K report dated July 20, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


By:  /s/PricewaterhouseCoopers LLP